[ZURICH KEMPER LIFE LETTERHEAD]

[ZURICH LIFE LETTERHEAD]

February 26, 2002

<First Foundation Policyholder>

<Address>

<City, State, Zip>

Re: Policy Number <#>

Dear <First Foundation Policyholder>:

Zurich Life is pleased to send you the 2001 Annual Reports for the funds underlying your investment choices in your variable life insurance policy. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Life is a member of the Zurich Financial Services Group, one of the world's largest and most respected financial services organizations. If you have any questions about this product or others in the Zurich family, please contact your financial representative or me at (847) 874-7529.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ M. Alice Dutler

M. Alice Dutler

Vice President